Execution Copy

                          SECURITIES PURCHASE AGREEMENT

     SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated as of April 26, 2002, by and between GENTA INCORPORATED, a Delaware corporation (the "Company"), and Garliston Limited, an Irish limited company (the "Purchaser").

     WHEREAS:

     A. The Company and the Purchaser have entered into an Ex-U.S. Commercialization Agreement dated as of April 26, 2002 (the "Ex-U.S. Commercialization Agreement"), pursuant to which the Company has granted the Purchaser certain commercialization rights outside the United States.

     B. The Company and Aventis Pharmaceuticals Inc., a Delaware corporation ("API"), have entered into a U.S. Commercialization Agreement (the "U.S. Commercialization Agreement"), pursuant to which the Company has granted to API certain development and U.S. commercialization rights. The U.S.
Commercialization Agreement and the Ex-U.S. Commercialization Agreement are collectively referred to herein as the "Commercialization Agreements."

     C. The Company and the Purchaser have entered into a Convertible Note Purchase Agreement dated as of April 26, 2002 (the "Note Purchase Agreement") pursuant to which the Purchaser has agreed to make available to the Company, subject to the achievement of certain milestones, up to $75 million in exchange for Convertible Promissory Notes (the "Notes") of the Company.

     D. The Purchaser desires to purchase, subject to the terms and conditions stated in this Agreement, shares of the Company's common stock, par value $.001 per share (the "Common Stock").

     E. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act").

     F. Contemporaneous with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Standstill and Voting Agreement in the form attached hereto as Exhibit A (the "Standstill Agreement") and a Registration Rights Agreement in the form attached hereto as Exhibit B (the "Registration Rights Agreement"). The Commercialization Agreements, the Note Purchase Agreement and any Notes issued thereunder, the Registration Rights Agreement,

(*)  Represents language that is redacted and subject to Confidential Treatment.

the Standstill Agreement and this Agreement are collectively referred to herein as the "Transaction Documents."

     NOW, THEREFORE, the Company and the Purchaser hereby agree as follows:

     1. Certain Definitions.

     For purposes of this Agreement, capitalized terms not otherwise defined herein shall have the meanings ascribed to them as provided below:

     "Affiliate" shall have the meaning set forth in Rule 12b-2 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended; provided, however, that for purposes of this Agreement, the Purchaser and its Affiliates, on the one hand, and the Company and its Affiliates, on the other hand, shall not be deemed to be "Affiliates" of each other.

     "Business Day" shall mean any day except a Saturday, Sunday or other day on which the banks in the State of New York or the country of Ireland are required or authorized by law to be closed.

     "Closing Price" shall mean, with respect to the Common Stock of the Company, for any day, the reported last sale price per share on the Nasdaq National Market, or, if the Common Stock is not admitted to trading on the Nasdaq National Market, on the principal national securities exchange or inter-dealer quotation system on which the Common Stock is listed or admitted to trading, or if not listed or admitted to trading on the Nasdaq National Market, or listed or admitted to trading on any national securities exchange or inter-dealer quotation system, the average of the closing asked and bid price per share in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

     "Financial Advisor" shall mean J.P. Morgan Securities Inc.

     "Material Adverse Effect" shall mean any material adverse effect on (i) the Transaction Documents, (ii) the ability of the Company to perform its obligations hereunder (including the issuance of the Shares) or under the other Transaction Documents or (iii) the business, operations, properties, prospects or financial condition of the Company and its subsidiaries, taken as a whole.

     "Purchase Price" shall mean the total price of the purchase of the Shares to be paid to the Company at the Closing pursuant to this Agreement by the Purchaser.

     "Shares" means the shares of Common Stock to be issued and sold by the Company and purchased by the Purchaser at the Closing.

     "Trading Day" shall mean (i) if the Common Stock is admitted to trading on the Nasdaq National Market or any other system of automated dissemination of quotations of securities prices, a day on which trades may be effected through such system; (ii) if the Common Stock is listed or admitted for trading on the New York Stock Exchange or any other national securities exchange, a day on which such exchange is open for business; or (iii) if the Common Stock is not admitted to trading on the Nasdaq National Market or listed or admitted for trading on any national securities

(*)  Represents language that is redacted and subject to Confidential Treatment.


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

exchange or any other system of automated dissemination of quotation of securities prices, a day on which the Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the Common Stock are available.

     2. Purchase and Sale of Shares.

          (a) Generally. If the Company, in its sole discretion, delivers to the Purchaser the Closing Notice (as defined below) then, subject to the satisfaction (or waiver) of the conditions set forth in Section 6 below, the Purchaser shall purchase that number of Shares determined as provided in this
Section 2, and the Company shall issue and sell such number of Shares to the Purchaser for the Purchase Price as provided below.

          (b) Number of Closing Shares; Form of Payment; Closing Date.

               (i) On the date (the "Trigger Date") that is (*), the Company may, in its sole discretion and within five (5) Business Days after the Trigger Date, deliver to the Purchaser written notice (the "Closing Notice") of the Company's intent to consummate the sale of the Shares to the Purchaser, together with such documents reasonably satisfactory to the Purchaser evidencing the achievement of the Trigger Date. The Company shall have no obligation to sell, and the Purchaser shall have no obligation to purchase, the Shares unless and until the Company has delivered the Closing Notice to the Purchaser, and the conditions set forth in Section 6 have been satisfied or waived.

               (ii) On the Closing Date (as defined below), the Company shall sell and the Purchaser shall purchase that number of Shares as is equal to the quotient of (I) $75,000,000 (the "Purchase Price") divided by (II) an amount equal to the average daily Closing Price of a share of the Company's Common Stock for a consecutive period of ten Trading Days immediately preceding the Trigger Date (the "Price Per Share"); provided, however, that in no event shall the Company be required to sell, and the Purchaser be required to purchase, a number of Shares (after taking into account securities issuable upon conversion of the Notes) that exceeds 19.9% of the voting securities of the Company outstanding on the day immediately preceding (x) the date of this Agreement or
(y) the Closing Date, whichever is less, in each case subject to adjustment for any stock splits, stock dividends, combinations, recapitalizations or the like after the date hereof (the "Maximum Ownership Amount"). Upon limiting the purchase of Shares pursuant to the foregoing sentence, the Purchase Price shall also be decreased to an amount equal to the product obtained by multiplying: (x) the Price per Share, by (y) that number of shares of Common Stock equal to the Maximum Ownership Amount, or such lesser number of shares as requested by the Company.

               (iii) On the Closing Date, the Purchaser shall pay the Purchase Price by wire transfer to the Company, in accordance with the Company's written wiring instructions against delivery of certificates representing the Shares, and the Company shall deliver the Shares against delivery of the Purchase Price.

(*)  Represents language that is redacted and subject to Confidential Treatment.


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

               (iv) Subject to the satisfaction (or waiver) of the conditions set forth in Section 6 below, the date and time of the sale of the Shares pursuant to this Agreement (the "Closing") shall be 10:00 a.m. New York time on the second Business Day following the Purchaser's receipt of the Closing Notice or such other date or time as the Purchaser and the Company may mutually agree ("Closing Date"). The Closing shall occur at the New York offices of Wilson Sonsini Goodrich & Rosati, 12 East 49th Street, 30th Floor, New York, New York 10017, or at such other place as the Purchaser and the Company may otherwise mutually agree.

     3. Representations and Warranties of the Company.

     The Company represents and warrants to the Purchaser as follows, subject to such exceptions as are set forth on the Schedule of Exceptions (the "Schedule of Exceptions") furnished to the Purchaser:

          (a) Organization and Qualification. Each of the Company and its subsidiaries is a corporation duly organized and existing under the laws of the jurisdiction in which it is incorporated, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary and where the failure so to qualify would have a Material Adverse Effect.

          (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to issue and sell the Shares in accordance with the terms hereof. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, its Board of Directors or its stockholders is required. This Agreement and the other Transaction Documents have been duly executed and delivered by the Company. This Agreement and the other Transaction Documents constitute valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding of law or in equity).

          (c) Capitalization. The capitalization of the Company as of the date hereof is set forth on Schedule 3(c), including the authorized capital stock, the number of shares issued and outstanding, the number of shares issuable and reserved for issuance pursuant to the Company's stock option plans, and the number of shares issuable and reserved for issuance pursuant to securities exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company. The Company has made available to the Purchaser true and correct copies of the Company's Certificate of Incorporation as in effect on the date hereof ("Certificate of Incorporation") and the Company's By-laws as in effect on the date hereof (the "By-laws").

(*)  Represents language that is redacted and subject to Confidential Treatment.


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

          (d) Issuance of Shares. The Shares, when issued and paid for in accordance with the terms hereof, will be duly authorized, validly issued, fully paid and non-assessable, and free from all liens, claims and encumbrances (other than those imposed through acts or omissions of the Purchaser thereof), and will not be subject to preemptive rights or other similar rights of stockholders of the Company.

          (e) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the reservation for issuance and issuance of the Shares) will not (i) conflict with or result in a violation of the Certificate of Incorporation or By-laws or (ii) conflict with, or constitute a default (or an event which, with notice or lapse of time or both, would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including (assuming the accuracy of the representations and warranties of the Purchaser) the United States federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except, with respect to clause (ii), for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect). Neither the Company nor any of its subsidiaries is in violation of its certificate of incorporation, by-laws or other organizational documents and neither the Company nor any of its subsidiaries is in default (and no event has occurred which, with notice or lapse of time or both, would put the Company or any of its subsidiaries in default) under, nor has there occurred any event giving others (with notice or lapse of time or both) any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, except for violations, defaults or rights as would not, individually or in the aggregate, have a Material Adverse Effect.

          (f) SEC Document; Financial Statements. The Company has made available to the Purchaser prior to the date hereof a copy of its Annual Report on Form 10-K for the fiscal year ended December 31, 2001 filed by the Company with the SEC (the "SEC Document"). The SEC Document, as of the date thereof (or if amended or superseded by a filing prior to the Closing Date, then on the date of such filing), did not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. As of the date of the SEC Document, the financial statements of the Company included in the SEC Document complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC applicable with respect thereto. Such financial statements have been prepared in accordance with United States generally accepted accounting principles ("GAAP"), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates thereof and the results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments). Except as set forth in the SEC

(*)  Represents language that is redacted and subject to Confidential Treatment.

Document, the Company has no liabilities, contingent or otherwise, other than
(i) liabilities incurred in the ordinary course of business subsequent to the date of the SEC Document and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the SEC Document.

          (g) Absence of Certain Changes. Except as disclosed in the SEC Document, since December 31, 2001, there has been no change or development which, individually or in the aggregate, has had or could have a Material Adverse Effect.

          (h) Absence of Litigation. Except as disclosed in the SEC Document, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency or, self-regulatory organization or body pending against or affecting the Company, or any of its subsidiaries, or any of their directors or officers in their capacities as such, which would have a Material Adverse Effect.

          (i) Environment. Except as disclosed in the SEC Document, (i) there is no environmental liability, nor factors likely to give rise to any environmental liability, affecting any of the properties of the Company or any of its subsidiaries that, individually or in the aggregate, would have a Material Adverse Effect and (ii) neither the Company nor any of the subsidiaries has violated any environmental law applicable to it now or previously in effect, other than such violations or infringements that, individually or in the aggregate, have not had and will not have a Material Adverse Effect.

          (j) Title. The properties and assets of the Company are owned by the Company free and clear of all mortgages, deeds of trust, liens, charges, encumbrances and security interests except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests that arise in the ordinary course of business. With respect to the property and assets it leases, the Company is in compliance with such leases in all material respects.

          (k) Insurance. The Company and its subsidiaries maintain such insurance relating to their business, operations, assets, key-employees and officers and directors as is appropriate to their business, assets and operations, in such amounts and against such risks as are customarily carried and insured against by owners of comparable businesses, assets and operations, and such insurance coverages will be continued in full force and effect to and including the Closing Date other than those insurance coverages in respect of which the failure to continue in full force and effect could not reasonably be expected to have a Material Adverse Effect.

          (l) No Brokers. Except for the Financial Advisor, the Company has not engaged any person to which or to whom brokerage commissions, finder's fees, financial advisory fees or similar payments are or will become due in connection with this Agreement or the transactions contemplated hereby.

          (m) Tax Status. The Company and each of its subsidiaries has made or filed all material federal, state and local income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company or the applicable subsidiary has set aside on its books provisions adequate for the payment of all unpaid

(*)  Represents language that is redacted and subject to Confidential Treatment.

and unreported taxes in accordance with GAAP) and has paid all taxes and other governmental assessments and charges that are material in amount and shown to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books in accordance with GAAP provisions adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no material unpaid taxes claimed to be due by the taxing authority of any jurisdiction. The Company has not executed a waiver with respect to any statute of limitations relating to the assessment or collection of any federal, state or local tax. None of the Company's tax returns have been or is being audited by any taxing authority.

          (n) No General Solicitation. Neither the Company nor any person participating on the Company's behalf in the transactions contemplated hereby has conducted any "general solicitation" or "general advertising" as such terms are used in Regulation D, with respect to any of the Shares being offered hereby.

          (o) Compliance with Securities Laws. Subject to the accuracy of the representations made by the Purchaser in Section 4 hereof, the Shares (assuming no change in applicable law and no unlawful distribution of Shares by the Purchaser or other parties) will be issued to the Purchaser in compliance with applicable exemptions from the registration and prospectus delivery requirements of the Securities Act and the registration and qualification requirements of all applicable securities laws of the states of the United States.

     4. The Purchaser's Representations and Warranties.

     The Purchaser represents and warrants to the Company as follows:

          (a) Authorization; Enforcement. The Purchaser has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents and to purchase the Shares in accordance with the terms hereof. This Agreement and the other Transaction Documents have been duly and validly authorized, executed and delivered on behalf of the Purchaser and constitute valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and other laws affecting creditors' rights and remedies generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding of law or in equity).

          (b) Purchase for Own Account. The Purchaser is purchasing the Shares for the Purchaser's own account and not with a view towards the distribution thereof. The Purchaser understands that the Purchaser must bear the economic risk of its investment indefinitely, unless the Shares are registered pursuant to the Securities Act and any applicable state securities or blue sky laws or an exemption from such registration is available.

          (c) Information. The Purchaser has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the issuance and sale of the Shares and the business, properties, prospects and financial condition of the Company and to obtain any additional information requested and has received and considered all information it

(*)  Represents language that is redacted and subject to Confidential Treatment.

deems relevant to make an informed decision to purchase the Shares, provided that in no way shall this paragraph 4(c) limit or restrict the representations and warranties of the Company contained herein.

          (d) Governmental Review. The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Shares.

          (e) Transfer or Resale. The Purchaser understands that (i) the Shares have not been and are not being registered under the Securities Act or any state securities laws, except in accordance with the Registration Rights Agreement, and may not be transferred unless (a) subsequently registered thereunder, or (b) the Purchaser shall have delivered to the Company an opinion of counsel reasonably acceptable to the Company (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that the Shares to be sold or transferred may be sold or transferred under an exemption from such registration; provided that in the case of a transfer pursuant to Rule 144, no opinion of counsel shall be required if the Purchaser makes the factual representations reasonably requested by the Company indicating the availability of the exemption provided by Rule 144, and (ii) neither the Company nor any other person is under any obligation to register such Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder, except in accordance with the terms of the Registration Rights Agreement.

          (f) Legends. The Purchaser understands that until the Shares have been registered under the Securities Act or otherwise may be sold by the Purchaser under Rule 144 thereunder, the certificates for the Shares shall bear a restrictive legend in substantially the following form:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SHARES REPRESENTED HEREBY MAY NOT BE OFFERED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER APPLICABLE SECURITIES LAWS UNLESS OFFERED, SOLD OR TRANSFERRED UNDER AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS."

     The Purchaser agrees that the Company may place stop transfer orders with its transfer agents with respect to the certificate(s) representing the Shares. Subject to the transfer restrictions set forth in Section 5(c) below, the appropriate portion of the legend and the stop transfer orders will be removed only upon delivery to the Company of such satisfactory evidence as reasonably may be required by the Company that such legend or stop orders are not required to ensure compliance with the Securities Act and applicable state securities laws.

          (g) Investor Status. The Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D under the Securities Act.

(*)  Represents language that is redacted and subject to Confidential Treatment.


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

          (h) Investment Experience. The Purchaser understands that the purchase of the Shares involves substantial risk. The Purchaser has experience as an investor in securities of companies and acknowledges that it able to fend for itself, can bear the economic risk of its investment in the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Shares and protecting its own interests in connection with this investment.

          (i) Hart-Scott-Rodino Exemption. The Purchaser represents and warrants that it does not currently have, nor at the time of the Closing will have, any intention of influencing the basic business decisions of the Company, and it is acquiring the Company's voting securities "solely for the purpose of investment" as defined by the Hart-Scott-Rodino Act of 1976, as amended (the "HSR Act"), and the regulations and interpretations promulgated thereunder (including but not limited to the requirements of 16 C.F.R. Section 802.9). The Purchaser further represents and warrants that it is entitled to rely and is relying on this "solely for the purpose of investment" exemption as justification for not complying with the premerger notification rules under the HSR Act in connection with its acquisition of the Company's voting securities.

          (j) Reliance Upon Purchaser's Representations. The Purchaser understands that the issuance and sale of the Shares to it will not be registered under the Securities Act on the ground that such issuance and sale will be exempt from registration under the Securities Act pursuant to Section 4(2) thereof, and that the Company's reliance on such exemption is based on the Purchaser's representations set forth herein.

     5. Covenants and Transfer Restrictions.

          (a) Satisfaction of Conditions. The parties shall use their commercially reasonable efforts to satisfy in a timely manner each of the conditions set forth in Section 6 of this Agreement.

          (b) Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof to the Purchaser promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Shares for sale to the Purchaser pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States or obtain exemption therefrom, and shall provide evidence of any such action so taken to the Purchaser on or prior to the Closing Date.

          (c) Transfer Restrictions.

               (i) Except for transfers by the Purchaser to an Affiliate in accordance with the last sentence of this paragraph, the Purchaser hereby agrees that it shall not sell or otherwise transfer or dispose of the Shares for a period of two years following the issuance of the Shares to the Purchaser. Thereafter, without the prior written consent of the Company, the Purchaser shall not sell or otherwise transfer or dispose of any Shares within any three-month period in an aggregate amount (taking into account all transfers made by the Purchaser and its Affiliates during such period) which shall exceed the volume limitations set forth in Rule 144(e) of the Securities Act, except in

(*)  Represents language that is redacted and subject to Confidential Treatment.

accordance with the terms of the Registration Rights Agreement. Notwithstanding the foregoing, the Purchaser shall not be entitled to transfer any Shares to an Affiliate unless and until such Affiliate has agreed in writing to be bound by and subject to the terms and conditions of this Agreement and the Standstill Agreement.

               (ii) In addition to the other transfer restrictions set forth in this Section 5, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, the Purchaser shall not sell or otherwise transfer or dispose of any Common Stock of the Company held by the Purchaser during the ninety (90)-day period following the effective date of a registration statement of the Company filed under the Securities Act; provided that in the event the Purchaser owns less than five percent of all of the issued and outstanding shares of capital stock of the Company, such restriction will not apply. The Purchaser agrees to execute a market stand-off agreement with said underwriters in customary form consistent with the provisions of this Section 5(c)(ii).

               (iii) The Purchaser agrees that the Company may impose stop transfer orders with its transfer agents with respect to the certificate(s) representing the Shares and may stamp each certificate representing the Shares with following legend:

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO AND MAY ONLY BE SOLD, DISPOSED OF OR OTHERWISE TRANSFERRED IN COMPLIANCE WITH CERTAIN TRANSFER RESTRICTIONS SET FORTH IN A SECURITIES PURCHASE AGREEMENT ENTERED INTO BY AND BETWEEN THE HOLDER OF THESE SHARES AND THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

               (d) HSR Act. In the event that the sale and issuance of the Shares would require the Company and the Purchaser to file notification and report forms with the Federal Trade Commission and Antitrust Division of the Department of Justice (the "FTC") pursuant to the HSR Act, then the Purchaser and the Company agree (i) to use their reasonable best efforts to complete promptly all applicable filings and provide all necessary information as required pursuant to the HSR Act at the Company's expense, and (ii) the Closing shall not occur until such time as the required filings are made pursuant to the HSR Act and the required waiting periods have passed or early termination notifications have been granted by the FTC; provided that the Price Per Share shall be the average daily Closing Price of a share of the Company's Common Stock for the consecutive period of ten Trading Days immediately preceding the Trigger Date.

               (e) Current Public Information. For so long as the Company remains a public company, the Company shall make available current public information in accordance with Rule 144.

               (f) Reporting. The Company shall furnish to the Purchaser, promptly after becoming available, copies of all annual, periodic and other reports, proxy statements and other materials filed by the Company with the Securities and Exchange Commission, or any governmental

(*)  Represents language that is redacted and subject to Confidential Treatment.

authority succeeding to any of the functions of said Commission, or financial information or other material information distributed by the Company to its shareholders generally.

               (g) Confidentiality. All notices and communications of any kind relating to the Trigger Date, the Closing Notice and the Closing Date pursuant to the terms of this Agreement shall be deemed "Confidential Information" as such term is defined in Section 12 of the U.S. Commercialization Agreement, and shall be governed by the terms of that section.

     6. Conditions to Closing.

          (a) Closing Conditions of the Purchaser. The Purchaser's obligation to purchase the Shares at Closing is subject to the fulfillment to its reasonable satisfaction, on or prior to the Closing, of the following conditions, any of which may be waived by the Purchaser.

               (i) Representations and Warranties. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects as of the date hereof and as of the Closing Date (except for representations and warranties that speak as of a specific date, which representations and warranties shall be true and correct in all material respects as of such date), and a certificate duly executed by the Chief Financial Officer of the Company, to the effect of the foregoing, shall be delivered to the Purchaser.

               (ii) Performance of Obligations. The Company shall have performed and complied with all obligations and conditions herein required to be performed or complied with by it on or prior to the Closing Date and a certificate duly executed by an officer of the Company, to the effect of the foregoing, shall be delivered to the Purchaser.

               (iii) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing Date and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Purchaser, and Purchaser shall have received all such counterpart originals or certified or other copies of such documents as it may reasonably request.

               (iv) Listing. If required by Nasdaq, the Shares shall have been approved for listing on the Nasdaq Stock Market, subject only to official notice of issuance. In addition, the Common Stock shall be listed for trading on the Nasdaq National Market or other national securities exchange or automated quotation system.

               (v) Qualifications; Legal Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares shall have been duly obtained and shall be effective on and as of the Closing Date. No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purposes shall be pending or, to the knowledge of the Company, threatened.

               (vi) Closing Notice. The Company shall have delivered the Closing Notice, together with the documents referred to in Section 2(b)(i), within five
(5) Business Days after the Trigger Date.

(*)  Represents language that is redacted and subject to Confidential Treatment.

          (b) Conditions to Obligations of the Company at the Closing. The Company's obligation to issue and sell the Shares at Closing is subject to the fulfillment to its reasonable satisfaction, on or prior to the Closing, of the following conditions, any of which may be waived by the Company.

               (i) Closing Notice. The Company shall have delivered the Closing Notice, together with the documents referred to in Section 2(b)(i), within five
(5) Business Days after the Trigger Date.

               (ii) Representations and Warranties. The representations and warranties made by the Purchaser in Section 4 hereof shall be true and correct in all material respects on the Closing Date, and a certificate duly executed by an officer of the Purchaser, to the effect of the foregoing, shall be delivered to the Company.

               (iii) Performance Obligations. The Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by it on or before the Closing Date, and a certificate duly executed by an officer of the Purchaser, to the effect of the foregoing, shall be delivered to the Company.

               (iv) Qualifications; Legal Investment. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares shall have been duly obtained and shall be effective on and as of the Closing Date. No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Purchaser, threatened.

          (c) Condition to Obligations of each Party at the Closing. The obligations of the Company and Purchaser to consummate the transactions contemplated to occur at the Closing Date shall be subject to the satisfaction prior to the Closing Date of the following conditions, each of which may be waived by the other party only if it is legally permitted to do so.

               (i) HSR and Other Approvals. Any applicable waiting period under the HSR Act relating to the transactions contemplated hereby shall have expired or been terminated, and all other material authorizations, consents, orders or approvals of, or regulations, declarations or filings with, or expirations of applicable waiting periods imposed by, any governmental entity (including, without limitation, any foreign antitrust filing) necessary for the consummation of the transactions contemplated hereby, shall have been obtained or filed or shall have occurred.

               (ii) No Litigation, Injunctions or Restraints. No statute, rule, regulation, executive order, decree, temporary restraining order, preliminary or permanent injunction or other order enacted, entered, promulgated, enforced or issued by any governmental entity or other legal restraint or prohibition preventing the consummation of the transactions contemplated by this Agreement shall be in effect.

               (iii) Commercialization Agreements. Both Commercialization Agreements shall continue to be in full force and effect.

(*)  Represents language that is redacted and subject to Confidential Treatment.

     7. Termination. This Agreement may be terminated at any time:

          (a) by mutual written consent of Company and Purchaser.

          (b) by Purchaser or Company:

               (i) if there shall be any statute, law, regulation or rule that, in the reasonable opinion of legal counsel to such terminating party, makes consummating the transaction contemplated hereby illegal, or if a court or other governmental entity of competent jurisdiction shall have issued a judgment, order, decree or ruling, or shall have taken such other action restraining, enjoining or otherwise prohibiting, the consummation of the transaction contemplated hereby.

               (ii) if the U.S. Commercialization Agreement shall have terminated; or

               (iii) if the United States Federal Trade Commission and/or the United States Department of Justice obtains under the HSR Act a non-appealable final order enjoining the transaction contemplated by this Agreement, or the U.S. Commercialization Agreement.

          (c) by the Purchaser:

               (i) if the Company shall have (A) failed to perform any of its material obligations contained herein, or (B) breached any of its material representations or warranties contained herein, provided that in each case Purchaser gives the Company written notice of such failure to perform or breach and the Company does not cure such failure to perform or breach within sixty
(60) days after its receipt of such written notice; or

               (ii) if the Common Stock shall no longer be listed for trading on the Nasdaq National Market or other national securities exchange or automated quotation system; provided that Purchaser shall not terminate this Agreement pursuant to this section prior to the Trigger Date.

          (d) by the Company: if the Purchaser shall have (A) failed to perform any of its material obligations contained herein, or (B) breached any of its material representations or warranties contained herein, provided that in each case the Company gives the Purchaser written notice of such failure to perform or breach and the Purchaser does not cure such failure to perform or breach within sixty (60) days after its receipt of such written notice.

     8. Miscellaneous.

          (a) Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York.

          (b) Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once

(*)  Represents language that is redacted and subject to Confidential Treatment.

executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

          (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

          (e) Entire Agreement; Amendments; Waiver. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. Any previous agreements or understandings between the parties regarding the subject matter hereof are superseded in the entirety by this Agreement. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and the Purchaser. Any waiver by the Purchaser, on the one hand, or the Company, on the other hand, of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision of or any breach of any other provision of this Agreement. The failure of the Purchaser, on the one hand, or the Company, on the other hand to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

          (f) Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed facsimile, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed facsimile, in each case addressed as set forth below. The addresses for such communications shall be:

        If to the Company:

               Genta Incorporated
               Two Connell Drive
               Berkeley Heights, New Jersey 07922
               Telephone No.:  (908) 286-9800
               Facsimile No.:  (908) 464-1701
               Attention:  Chief Financial Officer

(*)  Represents language that is redacted and subject to Confidential Treatment.

        With copies to:

               Wilson Sonsini Goodrich & Rosati
               650 Page Mill Road
               Palo Alto, CA 94304
               Telephone No.:  (650) 493-9300
               Facsimile No.:   (650) 493-6811
               Attention:  Kenneth A. Clark, Esq.

               Wilson Sonsini Goodrich & Rosati
               12 East 49th Street, 30th Floor
               New York, New York 10017
               Telephone No.: (212) 999-5800
               Facsimile No.: (212) 999-5899
               Attention: Babak Yaghmaie, Esq.

        If to the Purchaser:

               Garliston Limited
               c/o Aventis Pharmaceuticals Inc.
               300 Somerset Corporate Boulevard
               Mail Code SC3-820A
               Bridgewater, New Jersey 08807-2854
               Telephone: (908) 243-6000
               Facsimile: (908) 243-7083
               Attention:  General Counsel

                             and

               AVENTIS
               Espace Europeen de 1'Entreprise
               16 avenue de 1'Europe
               67300 SCHILTIGHEIM
               FRANCE
               Attention: Jean-Francois Fort and Lawrence Rosen

                             and

               Aventis Pharmaceuticals Inc.
               Vice President, Legal Corporate Development
               200 Crossing Boulevard
               Bridgewater, New Jersey 08807-0890
               Facsimile: (908) 231-4480
               Attention: Charles D. Dalton, Esq.

(*)  Represents language that is redacted and subject to Confidential Treatment.

        With a copy to:

               Morgan, Lewis & Bockius, LLP
               502 Carnegie Center
               Princeton, New Jersey 08540
               Facsimile: (609) 919-6639
               Telephone: (609) 919-6600
               Attention: Denis Segota, Esq.

     Each party hereto may from time to time change its address or facsimile number for notices under this Section 8(f) by giving written notice to the other party of such changed address or facsimile number.

          (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors, assigns, executors and administrators. Neither party shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party.

          (h) Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by any other person.

          (i) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          (j) Joint Participation in Drafting. Each party to this Agreement has participated in the negotiation and drafting of this Agreement and the Standstill Agreement. As such, the language used herein and therein shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction will be applied against any party to this Agreement and the Standstill Agreement.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

(*)  Represents language that is redacted and subject to Confidential Treatment.

     IN WITNESS WHEREOF, the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

                                        COMPANY:

                                        GENTA INCORPORATED

                                        By:_____________________________________
                                           Name:
                                           Title:


                                        THE PURCHASER:

                                        GARLISTON LIMITED

                                        By:_____________________________________
                                           Name:
                                           Title:


(*)  Represents language that is redacted and subject to Confidential Treatment.

                                    EXHIBIT A

                         Standstill and Voting Agreement


(*)  Represents language that is redacted and subject to Confidential Treatment.

                                    EXHIBIT B

                          Registration Rights Agreement


(*)  Represents language that is redacted and subject to Confidential Treatment.